UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 18, 2006
                                                         ----------------


                               SAN JOAQUIN BANCORP
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               (Exact name of registrant as specified in charter)


         California                       000-52165              20-5002515
      ----------------                  ------------          ----------------
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)


               1000 Truxtun Avenue, Bakersfield, California 93301
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               (Address of Principal Executive Offices) (Zip Code)


                                  661-281-0360
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.
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On October 18, 2006, San Joaquin Bancorp (the "Company") announced its quarterly earnings for the third quarter of 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(a) Not applicable.

(b) Not applicable.

(c) The following exhibits are included with this Report:

    Exhibit 99.1 Press Release dated October 18, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SAN JOAQUIN BANCORP



Date:  October 18, 2006                              By: /S/ Stephen M. Annis
                                                        ---------------------
                                                         Stephen M. Annis